Exhibit 99.1

I NVESTOR P RESENTATION MAY, 2015

1 This presentation includes statements that are, or may be deemed, ‘‘forward - looking statements.’’ In some cases, these forward - l ooking statements can be identified by the use of forward - looking terminology, including the terms “believes,” “estimates,” “anticipate s,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or ot her variations thereon or comparable terminology, although not all forward - looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, an alyses or current expectations concerning, among other things, our industry, trends that may affect our industry or us, our business st rategy, goals and expectations concerning our market position, future operations, profitability, capital expenditures, liquidity and cap ital resources and other financial and operating information. By their nature, forward - looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and, regulatory and industry developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward - look ing statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performanc e and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we op erate may differ materially from the forward - looking statements contained in this presentation as a result of, among other factors, th e factors referenced in the “Risk Factors” section of our Annual Report on Form 10 - K/A for the year ended December 31, 2014 filed with the Securities and Exchange Commission on March 23, 2015. In addition, even if our results of operations, our financial condition and liquidity, and the development of the industry in which we operate are all consistent with the forward - looking statements contai ned in this presentation, they may not be predictive of results or developments in future periods. Any forward - looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statemen ts to reflect events or circumstances after the date of this presentation, except as required by law. Safe Harbor Statement and Disclaimer 1

2 Investment Thesis 2 x Portfolio of earning opportunities that addresses worldwide labor surplus and “underemployment” x U nique federation of direct - to - consumer companies x Capable management team combining direct - to - consumer and private equity expertise x Established acquirer with a disciplined process x Acquirer of choice in a large, fragmented industry x Compelling value proposition for potential targets x In the first stage of a long - term scaling - up strategy x Executing strategy to generate an increasing ROI and free cash flow on an expanding revenue base

3 3 Uniquely Positioned Direct - to - Consumer Company CVSL C V S L

Proven Direct-to-Consumer and Private Equity Expertise

CVSL's management and board leadership has 180+ years of combined success and experience in finance, operations, marketing, consumer behavior, e-commerce, direct selling compensation plans. Team includes:

Name	Relevant Leadership / Role	Other Current / Past Company Affiliations
John P. Rochon *Chairman and CEO*	With four decades of experience, Mr. Rochon leads the strategic direction of CVSL	Mary Kay, RealPage, Avon
John Rochon Jr. *Vice Chairman, CFO and Director*	Leads CVSL's M&A, strategy, new business development, financial analysis and deal structuring	JPMorganChase, Richmont Holdings
Russell Mack *Vice President and Director*	Plays key role in communication and marketing at CVSL. 40+ years of experience, including serving in President Reagan's White House	Mary Kay, United, American Airlines, The White House
Julie Rasmussen *Director*	Launched Mary Kay in Russia and Europe. Highly experienced in international business operations	Mary Kay, Hertz, Nabisco, Johnson & Johnson
Ashok Pahwa *President, CVSL Connections*	Has decades of experience in direct sales sector marketing and e-commerce	Nu Skin, Avon, Mary Kay
William H. Randall *Director*	Provides strategic planning and counsel to the CVSL management team and CVSL brands	Mary Kay, Ross-Simons, Sur la table
Gregory Kitchen *Chief Technology Officer*	Provides expertise in the development of technology platforms for CVSL's Digital Marketplace	GameStop, firehost, Daisy
Matt Howe *Chief Investment Officer*	Coordinates and heads acquisition review, negotiation and due diligence process	JPMorganChase, Richmont Holdings

CVSL

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5 CVSL Acquisition History Company Description America’s premier crafter of hand - made premium baskets and products for the home Unique, international hand - crafted spice blends from around the world Tools designed specifically For women Innovative suspension gel technologies drive the nutritional supplements and skin care product lines Inspiring recipes in ready - to - use and convenient, easy - to - make food products Imaginative, custom stationary and paper products - personalized and customer created Inspirational, customizable decorative products for home and lifestyle Specializes in supplying a wide range of household and health & beauty products Date Acquired March 18, 2013 August 22, 2013 October 1, 2013 October 22, 2013 December 20, 2013 December 31, 2013 March 13, 2014 March 25, 2015 Location Canada, United States Australia, New Zealand, United Sates, Canada, United Kingdom United States 40 Countries United Kingdom United States Canada, United States United Kingdom Purchase Price $10.5 million $1.2 million $0.6 million $3.6 million $0.1 million $0.1 million $0.3 million $3.8 million Products 5

Disciplined Acquisition Process 6 6 Identification of Targets: Use established criteria Policy: Maintain identity Execution: Optimize operations x Revenue of $25 million to $150 million x Diversification of products, services and geographic expansion x Subscription - based customers x Long tenured or growing sales force x Acquired company’s separate identity remains intact x Core brand strength is maintained x Integrate finance, accounting, IT, other functions x Implement efficiencies – distribution, manufacturing, etc. x Use CVSL’s proprietary techniques to build the top line Objective: Stabilize operations and generate free cash flow

7 Operating Objectives of Acquired Companies Revenue 100% Program costs and discounts 10% - 12% Cost of goods 26% - 28% Gross profits 60% - 64% Commissions and incentives 29% - 31% Fixed SGA 15% - 17% Cash o perating EBITDA 12% - 20% 7 When run properly, these companies can generate profitability on an increasing sales base, with healthy ROI, free cash flow and net income growth.

Case Study: Longaberger

Since CVSL acquired the firm in early 2013, it has effected a turnaround:

Fixed SG&A problems

- ✓ Revamped forecasting and purchasing
- ✓ Scrutiny of fixed costs has resulted in $12M annual savings on a run-rate basis
- ✓ Used excess capacity in Longaberger's resources

Cleaned up the balance sheet

- ✓ Paid down bank debt from $39 mm in 2011 to zero in 2014

Rightsized the employee base

- ✓ Reduced excess headcount by 50% since 2012

Strengthened the brand

- ✓ Narrowed the product line
- ✓ Stopped excessive product discounting
- ✓ Company stores in outlet malls being eliminated
- ✓ Upgraded marketing
- ✓ Example: "Living signatures" / personalized videos from basket artisans; revamped catalogs

Expand the geographical presence

- ✓ Opportunity for growth outside of traditional Midwest and Mid-Atlantic markets

Upgraded antiquated information technology

CVSL

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The Global Direct Selling Industry is Highly Fragmented 9 x There are over 1,200 direct selling firms in the U.S. alone* x The vast majority of direct selling firms are private with limited ability to expand and no option to cash out equity * Source: Direct Selling Association **As identified by Direct Selling News The largest 100 firms based on 2014 sales** x The top 100 firms represent only 45% of global market x 75% of top 100 firms have sales between $60M and $500M and less than 0.5% market share This represents CVSL’s opportunity #1 #2 #3 #4 #5 #6 #7 #8 #9 #26 t hrough #100

10 Compelling Value Proposition for Acquisition Candidates Proprietary Techniques CVSL has proprietary, patented methods of analyzing consumer behavior, finding companies’ strengths & weaknesses, and driving top line growth Cost Control CVSL identifies SG&A excesses, reduces operating costs, finds synergies that are spread over an ever - larger base “Brand Respect” Brands are kept intact. Each company’s unique compensation plan, product line, sales force, etc. remains as before. Technology Platform CVSL leverages its technology leadership through social networks, mobile apps, e - commerce and gamification Executive Team and Board Guidance from an executive team with decades of industry success, tenure & loyalty and a broadly experienced board of directors Equity Cash Out Provides an opportunity for founders/owners to monetize ownership and still lead firm 10

11 Current Acquisition Opportunity Pipeline Health and Wellness , 34% Home 24 % Beauty 14 % Service 14 % Accessories 8% B2B 3 % Food 3 % Category Count of Companies Average Revenue ($M) Total Revenue ($M) Health and Wellness 20 $205 $4,102 Home 14 462 6,462 Beauty 8 307 2,459 Service 8 303 2,424 Accessories 5 185 927 B2B 2 5 9 Food 2 41 83 Total 59 $279 $16,464 Pipeline by Category 11 Opportunities currently span a broad range of products and industries

12 12 8 CVSL Industry 1 2 3 4 5 6 7 8 9 Inning Early Stage of Execution With 8 firms acquired, CVSL is only in the first inning of a long - term game

(in $000, except where indicated ) Pro forma 1Q 2015 Reported 1Q 2015 1Q 2014 2014 2013 Revenue 32,031 19,219 26,671 108,811 84,851 Program costs and discounts (2,161) (2,161) (4,976) (27,443) (20,139) Net revenue 29,870 17,058 21,695 81,369 64,712 Cost of sales 10,465 5,411 8,016 (28,927) (29,028) Gross profit 19,405 11,647 13,679 52,442 35,684 Commissions and incentives 10,777 5,866 6,973 (24,981) (16,432) Selling, general & administrative 12,571 9,428 9,441 (47,993) (27,920) Operating profit/(loss) (4,518) (4,233) (2,737) (20,134) (8,668) Net income/(loss)* (5,045) (4,866) (3,136) (19,073) (8,531) Diluted EPS* ($) (0.17) (0.16) (0.13) (0.40) (0.17) W eighted average shares (thousands) 29,668 29,668 24,385 43,288 38,124 * Excludes non - controlling interest. * Attributable to common stockholders Operating Results 13

* Excludes non - controlling interest. Adjusted EBITDA 14 Three Months Ended March 31, 2015 March 31, 2014 Net Loss to Adjusted EBITDA Reconciliation (in $000) Net Loss $ (5,032) $ (3,776) Interest, net 597 266 Income tax expense 195 279 Depreciation and amortization 618 562 EBITDA (3,622) (2,669) One-Time Capital Market Expense 374 - One-Time M&A Expense 115 32 Adjusted EBITDA (3,133) (2,637) Recurring M&A Infrastructure Expense 1,227 1,331 Adjusted Operating EBITDA (1,906) (1,306)

(in $000) 3/31/2015* 12/31/2014 12/31/2013 Cash & Marketable Securities 15,315 3,597 15,707 Receivables 3,488 450 780 Inventories 20,331 14,759 18,734 Payables 14,455 8,563 10,471 Restricted Cash 3,000 - - Sale Leaseback Security Deposit 4,414 4,414 - Total Assets 83,261 57,307 69,823 Total debt & seller notes 7,986 5,290 26,722 Total equity 22,625 8,983 8,856 Total liabilities and equity 83,261 57,307 69,823 * Including held - to - maturity investments € 10,000 Balance Sheet Highlights 15 * Includes Kleeneze acquisition

16 Ownership Structure 16 Insider Group 59% Public Investors 41% Current Ownership Breakdown Source: Company information, FactSet as of 1/9/2015 Shares % Held Rochon Capital Partners 12.6 45.7% Richmont Capital Partners V 3.2 11.6% Rochon, John Jr. 2.5 9.1% Longaberger, Tamala L. 1.6 5.8% Mack, Russell R. 0.2 0.5% John Rochon Management 0.1 0.4% Total Insider Group 20.2 58.7% Total Other 14.2 41.3% Total 34.4 100%

17 Summary 17 x Portfolio of earning opportunities that addresses worldwide labor surplus and “underemployment” x Unique federation of direct - to - consumer companies x Capable management team combining direct - to - consumer and private equity expertise x Established acquirer with a disciplined process x Acquirer of choice in a large, fragmented industry x Compelling value proposition for potential targets x In the early stages of a long - term scaling - up strategy x Executing strategy to generate an increasing ROI and free cash flow on an expanding revenue base

18 18 Appendix

19 Global Footprint: Sales & Operations in Over 40 Countries Dallas, TX Global HQ Luzern, Switzerland International HQ CVSL Presence CVSL HQ CVSL Subsidiary HQ 19

Acquired October 2013 Case Study: Agel Overview Business Highlights Founded in 2005 in Utah On - trend, catering to the powerful healthy living movement Suspension gel technology CVSL brought stability , morale Sells through network of 23,000 consultants in 40 countries CVSL’s Julie Rasmussen brought expertise in Eastern Europe Product lines include nutritional supplements and skin care Improved margins with production efficiencies Largely “auto - order” New skin care product to be launched 20

21 Case Study: Your Inspiration at Home Acquired August 2013 Overview Business Highlights Founded in 2011 CVSL provided financial discipline and oversight Headquartered in Australia Provided a U.S. base for expansion and access to capital Sells products through network of 6,000 consultants throughout Australia, New Zealand, the UK, Canada and the U.S. Result: Significant revenue and recruiting growth Product lines include hand crafted spice blends, oils, vinegars and beverages Company has won hundreds of awards in food competitions 21

The Global Direct Selling Industry The global direct selling industry has grown at an average of 8 % per a nnum since 2010 and is contra - cyclical to the global economy (source: World Federation of Direct Selling Associations) USA, 18% China, 15% Japan, 10% Korea, 8% Brazil, 8% Germany, 5% Mexico, 5% France, 3% Malaysia, 3% Russia, 2% Other, 23% Top Global Markets 2013 22 $147 B $156 B $165 B $179 B $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2010 2011 2012 2013 Global Direct Selling Retail Sales ($Billions) Billions $

NON-GAAP DATA RECONCILIATIONS

This presentation contains references to pro form financial results for our quarter ended March 31, 2015 that include the performance of Kleeneeze Limited over the entire period ended March 31, 2015 as if the acquisition had been completed at the beginning of the quarter and Adjusted EBITDA.

The Company’s management believes that having a reliable measure of our company's financial health is invaluable both to the Company and to potential business partners. The Company’s management believes that the pro forma results are the most accurate way to view the Company’s financial performance given its strategy of additional acquisitions.  Pro forma performance is a key measure used by management to evaluate the Company's results and make strategic decisions about the Company, including potential acquisitions. The Company’s management believes this measure is useful to investors because it is an indicator of operational performance including all currently-owned subsidiaries for the entire period. The Company’s management believes that Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA can be useful performance indicators over time because they are key metrics used by management and the Company’s board of directors to measure operating performance and trends in the Company’s business. In particular, the exclusion of certain one-time and non-cash expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis.

These measures are not defined by U.S. Generally Accepted Accounting Principles (“GAAP”) and the discussion of pro forma financial results and EBITDA and Adjusted EBITDA is not intended to conflict with or change any of the GAAP disclosures described above. Management considers these measures in addition to operating income to be important to estimate the enterprise and stockholder values of the Company, and for making strategic and operating decisions. Adjusted EBITDA should not be construed as a substitute for net income (loss) (as determined in accordance with GAAP) for the purpose of analyzing our operating performance of financial position, as Adjusted EBITDA is not defined by GAAP. In addition, analysts, investors and creditors use these measures when analyzing our operating performance, financial condition and cash generating ability.